EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Stellar Pharmaceuticals Inc., (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the period ended December 31, 2006 (the “Form 10-KSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date September 21, 2007	By:	/s/ Peter Riehl
Name: Peter Riehl
Chief Executive Officer

Date September 21, 2007	By:	/s/ Janice Clarke
Name: Janice Clarke
Chief Financial Officer